                                                                EXHIBIT 10.38


                          SECOND AMENDMENT TO REVOLVING
                          CREDIT AND SECURITY AGREEMENT

         This SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 23rd day of June, 2000, by and among ELTRAX SYSTEMS, INC., a Minnesota corporation ("Eltrax"); ELTRAX TECHNOLOGY SERVICES GROUP, INC., a Georgia corporation ("Technology"); ELTRAX ASP GROUP, LLC, a Georgia limited liability company ("ASP"); SQUIRREL SYSTEMS, INC., a Georgia corporation ("Squirrel"); SENERCOMM, INC., a Florida corporation ("Senercomm"); ELTRAX CUSTOMER CARE GROUP, INC., a Georgia corporation ("Customer Care"); ELTRAX INTERNATIONAL, INC., a Pennsylvania corporation ("International"); and ELTRAX HOSPITALITY GROUP, INC., a Georgia corporation ("Hospitality"; Eltrax, Technology, ASP, Squirrel, Senercomm, Customer Care, International and Hospitality, each a "Borrower" and collectively the "Borrowers"); the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender"); and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as collateral and administrative agent for Lenders (PNC, together with its successors and assigns in such capacity, the "Agent").

                                    RECITALS:

         Agent, Lenders and Borrowers are parties to a certain Revolving Credit and Security Agreement dated March 14, 2000 (as amended at any time, the "Credit Agreement") pursuant to which Lender has made certain revolving credit loans to Borrower.

         The parties desire to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

2. AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended by deleting Section 6.10 in its entirety and inserting the following in lieu thereof:

                 6.10 UNDRAWN AVAILABILITY. At all times before October 1, 2000, Borrowers shall have Undrawn Availability at all times of at least $1,000,000. At all times on or after October 1, 2000, Borrowers shall have Undrawn Availability at all times at least equal to the amount shown below for the applicable period:


                                                              Required
                                                               Period
                                                          ----------------------
                                                           Minimum Availability
                                                          ----------------------
         During the first month of each Fiscal Quarter        $3,000,000
         During the second month of each Fiscal Quarter       $2,000,000
         During the third month of each Fiscal Quarter        $3,000,000


3. CONDITIONS PRECEDENT. The effectiveness of the amendment contained in Section 2 hereof are subject to the satisfaction of each of the following conditions:
(a) Cereus Technology Partners, Inc., a Delaware corporation ("Junior Creditor"), Eltrax and Agent shall have entered into an amendment to the Subordination Agreement dated June 14, 2000 providing for an increase in the obligations evidenced by the Subordinated Note (as defined therein) from $2,000,000 to $5,000,000; (b) Agent shall have received evidence, satisfactory to it, that Junior Creditor has made an additional $2,000,000 subordinated loan to Eltrax and (c) Agent shall have received, for the benefit of Lenders, an amendment and waiver fee of $25,000 in immediately available federal funds.

4. RATIFICATION AND REAFFIRMATION. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

5. ACKNOWLEDGMENTS AND STIPULATIONS. Each Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrowers); the security interests and liens granted by Borrowers in favor of Lender are duly perfected, first priority security interests and liens, except as permitted under the Credit Agreement; and the unpaid principal amount of the Revolving Advances on and as of the opening of business on June 22, 2000, totaled $9,771,332.28.

6. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct on and as of the date hereof.

7. BREACH OF AMENDMENT. This Amendment shall be part of the Credit Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

8. EXPENSES OF AGENT AND LENDERS. Borrowers agree to pay, ON DEMAND, all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

9. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

10. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

12. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

13. FURTHER ASSURANCES. Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

14. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

15. RELEASE OF CLAIMS. TO INDUCE AGENT AND LENDERS TO ENTER INTO THIS AMENDMENT, EACH BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES AGENT, LENDERS, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF AGENT AND LENDERS, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT SUCH BORROWER NOW HAS OR EVER HAD AGAINST AGENT OR ANY LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE. EACH BORROWER REPRESENTS AND WARRANTS TO AGENT AND LENDERS THAT SUCH BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT SUCH BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST AGENT OR ANY LENDER.

16. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in, and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                            ELTRAX SYSTEMS, INC.



/s/ William A. Fielder, III        By: /s/ William P. O'Reilly
----------------------------------    -----------------------------------------
WILLIAM A. FIELDER, III, Secretary    WILLIAM P. O'REILLY, Chairman of the Board
                                      and President
    [CORPORATE SEAL]


ATTEST:                            ELTRAX TECHNOLOGY SERVICES
                                   GROUP, INC.



/s/ Clunet R. Lewis                By: /s/ William A. Fielder, III
----------------------------------    -----------------------------------------
CLUNET R. LEWIS, Secretary            Name:  William A. Fielder, III
                                           ------------------------------------
                                      Title: CFO
                                            -----------------------------------
    [CORPORATE SEAL]


ATTEST:                            ELTRAX ASP GROUP, LLC



/s/ Clunet R. Lewis                By: /s/ William A. Fielder, III
----------------------------------    -----------------------------------------
CLUNET R. LEWIS, Secretary            Name: William A. Fielder, III
                                           ------------------------------------
                                      Title: CFO
                                            -----------------------------------
    [CORPORATE SEAL]


ATTEST:                            SQUIRREL SYSTEMS, INC.



/s/ Clunet R. Lewis                By: /s/ William A. Fielder, III
----------------------------------    -----------------------------------------
CLUNET R. LEWIS, Secretary            Name:  William A. Fielder, III
                                           ------------------------------------
                                      Title: CFO
                                            -----------------------------------
    [CORPORATE SEAL]

ATTEST:                            SENERCOMM, INC.



/s/  Clunet R. Lewis               By:  /s/  William A. Fielder, III
----------------------------------    -----------------------------------------
CLUNET R. LEWIS, Secretary            Name:  William A. Fielder, III
                                           ------------------------------------
                                      Title: CFO
                                            -----------------------------------
    [CORPORATE SEAL]


ATTEST:                            ELTRAX CUSTOMER CARE GROUP, INC.



/s/ Clunet R. Lewis                   By: /s/ William A. Fielder, III
----------------------------------    -----------------------------------------
CLUNET R. LEWIS, Secretary            Name:   William A. Fielder, III
                                           ------------------------------------
                                      Title:  CFO
                                            -----------------------------------
    [CORPORATE SEAL]

ATTEST:                            ELTRAX INTERNATIONAL, INC.



/s/ Clunet R. Lewis                   By: /s/ William A. Fielder, III
----------------------------------    -----------------------------------------
CLUNET R. LEWIS, Secretary            Name:   William A. Fielder, III
                                           ------------------------------------
                                      Title:  CFO
                                            -----------------------------------
    [CORPORATE SEAL]


ATTEST:                            ELTRAX HOSPITALITY GROUP, INC.



/s/ Clunet R. Lewis                   By: /s/ William A. Fielder, III
----------------------------------    -----------------------------------------
CLUNET R. LEWIS, Secretary            Name:   William A. Fielder, III
                                           ------------------------------------
                                      Title:  CFO
                                            -----------------------------------
    [CORPORATE SEAL]

                                PNC BANK, NATIONAL ASSOCIATION, as Lender and as Agent


                                By: /s/ Arthur V. Lippens
                                   --------------------------------------
                                   Name: Arthur V. Lippens
                                        ---------------------------------
                                   Title: Vice President
                                         --------------------------------